Exhibit 99.2

adolor

CORPORATION

© 2006 Adolor Corporation. All rights reserved.

Results from Entereg® (alvimopan) Phase 3 Clinical Study 14CL314

February 07, 2006

Safe Harbor Statement

This oral presentation and the questions and answers that follow contain forward-looking statements, including, but not limited to, statements about:

our ability to receive FDA approval for our NDA in POI for Entereg®

our collaborator’s plans for development of Entereg® in opioid induced anticipated dates of clinical trial initiation, completion, and announcement of trial results by us and our collaborators anticipated dates for regulatory submissions by us and our collaborators and regulatory actions anticipated results of clinical trials

anticipated efforts of our collaborators

our plans for manufacturing and supply for our products

our research efforts

anticipated operating losses and capital expenditures

estimates of the market opportunity and the commercialization plans for our product candidates our ability to acquire or in-license products and product candidates.

These statements are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. Such known risks and uncertainties relate to, among other factors: the risk that Adolor may not obtain FDA approval of the Entereg® POI NDA whether due to the risk that: Adolor is not able to provide additional data satisfactory to the FDA to obtain approval for the NDA; Adolor is not able to justify that the median reduction in time to GI recovery seen in bowel resection patients treated with Entereg® is clinically meaningful; the adequacy of Studies 302, 306, 308, 313 and 314 to support FDA approval, the results from other clinical trials of Entereg®, including the GlaxoSmithKline Phase 3 Study 001, the adequacy of the development program, the conduct of the clinical trials, changing regulatory requirements, different methods of evaluating and interpreting data, reliance on third party manufacturers, adverse safety findings or otherwise; the risk that the FDA may not agree with our analyses of Studies 302, 306, 308, 313 and 314 and may evaluate the results of these studies by different methods or conclude that the results from the studies are not statistically significant, clinically meaningful or do not support safety, or that there were human errors in the conduct of the studies or otherwise; the risk that further studies of Entereg® in OBD are not positive; the risk that the results of Study 001 do not support a submission of a marketing approval application for Entereg® in Europe; the risk of unfavorable results of trials in other indications, including trials being conducted by our collaborator, adverse safety findings, or otherwise; the risk that NDAs for Entereg® may not be submitted in other indications; the costs, delays and uncertainties inherent in scientific research, drug development, clinical trials and the regulatory approval process; Adolor’s history of operating losses since inception and its need for additional funds to operate its business; Adolor’s reliance on its collaborators, including GlaxoSmithKline, in connection with the development and commercialization of Entereg®; market acceptance of Adolor’s products, if regulatory approval is achieved; securities litigation; competition; and other risk factors detailed from time to time in reports filed by Adolor with the Securities and Exchange Commission. We urge you to carefully review and consider the disclosures found in these filings which are available in the SEC EDGAR database at www.sec.gov. Given the uncertainties affecting pharmaceutical companies in the development stage, you are cautioned not to place undue reliance on any such forward-looking statements, any of which may turn out to be wrong due to inaccurate assumptions, unknown risks, uncertainties or other factors. Adolor undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Overview of Study 314

Entereg® demonstrated a statistically significant difference in the primary endpoint, Time to Recovery of GI Function (GI2)

A statistically significant difference in favor of Entereg® was observed in each secondary time to event endpoint, including GI3 and Time to Hospital Discharge Order Written

Entereg® was generally well tolerated

Study 314 Design

Double-blind, placebo-controlled, randomized, multi-center

654 patients enrolled in 2 treatment groups (Entereg® 12 mg or placebo)

Patients were to receive their first dose 30-90 minutes prior to surgery, and then twice daily until Hospital Discharge or up to 7 days post-surgery

Study 314 Demographics (MITT)

Overall

(N=629)

12 mg

(N=317)

Placebo

(N=312)

Mean Age (yrs)

(Min, Max)

59.8 (19,95)

60.2 (19,91)

59.5 (21,95)

Caucasian (%)

265 (85)

264 (83)

529 (84)

Female (%)

162 (52)

158 (50)

320 (51)

BMI (kg/m2)

(Min, Max)

28.6

(16.7, 49.6)

28.0

(13.7, 45.9)

28.4

(13.7, 49.6)

Surgery Duration (hrs)

Mean (Median)

2.0 (1.8)

2.0 (1.7)

2.0 (1.8)

Study 314 Statistical Analysis

Primary Efficacy Endpoint – GI2

Time to recovery of upper AND lower GI Function, measured by the last to occur of:

Tolerating solid foods: upper GI Recovery

Bowel movement: lower GI Recovery

Secondary Time to Event Endpoints

Time to GI3

Time to First Bowel Movement

Time to Ready for Discharge based solely on Recovery of Gastrointestinal Function

Time to Hospital Discharge Order Written (DOW)

Time to Actual Hospital Departure

Study 314 Patient Stratification

Subjects Enrolled

(N = 654)

Modified Intent-to-Treat

(N = 629)

Placebo

(N =312)

Entereg® 12 mg

(N = 317)

Completed - 305

D/C = 12

AE = 3

Other = 9

Completed - 303

D/C = 9

AE = 2

Other = 7

Study 314 Results

Primary Efficacy Endpoint

Hazard Ratio

P-value

Time to GI Recovery (GI2)

1.53

<0.001

Secondary Time to Event Endpoints

Time to GI Recovery (GI3)

1.45

<0.001

Time to First Bowel Movement

1.51

<0.001

Time to Ready for Discharge

1.38

<0.001

Time to Discharge Order Written

1.40

<0.001

Time to Hospital Departure

1.39

<0.001

Entereg® Effect on Time to GI Recovery (GI2)

Study

P-value

Hazard Ratio

314

1.533

<0.001

3021,2

0.029

1.400

3081,2

1.365

0.017

3131,2

<0.001

1.625

0012

0.008

1.299

12 mg dose

MITT for bowel resection patients (additional analysis)1. Not primary endpoint2.

Kaplan Meier Curves – GI2

Time to GI2

Pooled* Studies 302, 308, 313

Time to GI2

Study 314

12 mg vs. placebo: hazard ratio = 1.53, P<0.001

(Cox Proportional Hazard Model)

12 mg vs. placebo: hazard ratio = 1.46, P<0.001

(Cox Proportional Hazard Model)

Placebo

12 mg

Placebo

12 mg

Mean difference = 18.3 hours

(Kaplan Meier Estimates)

Mean difference = 19.8 hours

(Kaplan Meier Estimates)

Time (Hours)

Time (Hours)

* Bowel Resections

Kaplan Meier Curves – Discharge Order Written

Time to DOW

Study 314

Time to DOW

Pooled* Studies 302, 308, 313

12 mg vs. placebo: hazard ratio = 1.40, P<0.001

(Cox Proportional Hazard Model)

12 mg vs. placebo: hazard ratio = 1.43, P<0.001

(Cox Proportional Hazard Model)

Placebo

12 mg

Placebo

12 mg

Mean difference = 17.6 hours

(Kaplan Meier Estimates)

Mean difference = 18.4 hours

(Kaplan Meier Estimates)

Time (Hours)

Time (Hours)

* Bowel Resections

Quartile Differences (Placebo - 12mg)

Pooled* Studies 302, 308, 313

Hours

42.0

36.0

30.0

24.0

18.0

12.0

6.0

0.0

25%

50%

75%

GI2

DOW

Study 314

Hours

42.0

36.0

30.0

24.0

18.0

12.0

6.0

0.0

25%

50%

75%

GI2

DOW

* Bowel Resections

Study 314 Responder Analysis - DOW

Subjects (%)

30

25

20

15

10

5

0

1

2

3

4

5

6

7

8

9

10

11+

Placebo 12 mg

Mean Placebo 5.8 days

Mean 12 mg 5.1 days

Postoperative Days

Study 314 Summary Adverse Event Data

Placebo 12 mg

(N = 325) (N = 329)

Nausea 66.2% 57.8%

Vomiting 24.6% 14.0%

Abdominal Distension 20.3% 17.6%

Anticipated Timeline (as of September 2005)

Complete enrollment of study 314 by December 2005

Top-line results targeted for March 2006

Complete response to FDA targeted by June 2006

Complete response triggers 6 month review clock

On track

On track

adolor

CORPORATION

Adolor Corporation 700 Pennsylvania Drive Exton, PA 19341 484-595-1500

© 2006 Adolor Corporation. All rights reserved.